Contact: LEEANN GEPHART CHIEF CONSUMER BANKING OFFICER	First Citizens Community Bank
570-545-6005	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited third quarter 2023 financial results

MANSFIELD, PENNSYLVANIA—October 23, 2023 – Citizens Financial Services, Inc. (Nasdaq: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and nine months ended September 30, 2023.

Highlights

•
The third quarter of 2023, represents the first full quarter that the acquisition of HV Bancorp, Inc. (“HVB”) is included in the Company’s financial results. The acquisition of HVB in the first half of 2023 contributed significant growth to net interest income in the third quarter of 2023. Merger and acquisitions costs for 2023 total $9.3 million through September 30, 2023. The provision for credit losses on non-purchase credit deteriorated loans (the “NPC Provision”) was $4.6 million.

•
Net income for the first nine months of 2023 was $10.3 million, which was $10.9 million, or 51.5% less  than 2022’s net income through September 30, 2022 due to the one-time merger and acquisition costs and the NPC Provision. The effective tax rate for the first nine months of 2023 was 16.4% compared to 17.9% in the comparable period in 2022.

•
Net income was $7.5 million for the three months ended September 30, 2023 and 2022. The effective tax rate for the three months ended September 30, 2023 was 17.5% compared to 18.0% in the comparable period in 2022.

•	Net interest income before the provision for credit losses was $58.4 million for the nine months ended September 30, 2023, an increase of $5.6 million, or 10.5%, over the same period a year ago.

•
Return on average equity for the three and nine months (annualized) ended September 30, 2023 was 10.10% and 5.21% compared to 13.34% and 12.77% for the three and nine months (annualized) ended September 30, 2022. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average equity for the three and nine months (annualized) ended September 30, 2023 would have been 10.50% and 10.76%, respectively (1).

•
Return on average tangible equity for the three and nine months (annualized) ended September 30, 2023 was 14.37% and 6.56% compared to 15.60% and 15.00% for the three and nine months (annualized) ended September 30, 2022. (1) If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average tangible equity for the three and nine months (annualized) ended September 30, 2023 would have been 14.94% and 13.56%. (1)

•
Return on average assets for the three and nine months (annualized) ended September 30, 2023 was 1.02% and 0.53% compared to 1.31% and 1.27% for the three and nine months (annualized) ended September 30, 2022. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average assets for the three and nine months (annualized) ended September 30, 2023 would have been 1.06% and 1.09% (1).

Nine Months Ended September 30, 2023 Compared to 2022

•
For the nine months ended September 30, 2023, net income totaled $10,271,000 which compares to net income of $21,185,000 for the first nine months of 2022, a decrease of $10,914,000. Basic earnings per share of $2.40 for the first nine months of 2023 compares to $5.28 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2023 and 2022 was 5.21% and 12.77%, while annualized return on assets was 0.53% and 1.27%, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, basic earnings per share, the annualized return on average equity and average assets would be $4.95, 10.76% and 1.09%, respectively. (1)

•
Net interest income before the provision for credit loss for the nine months ended September 30, 2023 totaled $58,405,000 compared to $52,837,000 for the nine months ended September 30, 2022, resulting in an increase of $5,568,000, or 10.5%.  Average interest earning assets increased $319.8 million for the nine months ended September 30, 2023 compared to the same period last year, primarily due to the HVB acquisition and growth that occurred in the second half of 2022 in the Delaware market. Average loans increased $356.6 million while average investment securities increased $10.7 million. The yield on interest earning assets increased 1.13% to 4.91%, while the cost of interest-bearing liabilities increased 160 basis points to 2.11% due to the rise in market interest rates and competitive pressure. The tax effected net interest margin for the nine months ended September 30, 2023 was 3.25% compared to 3.39% for the same period last year.

•
The provision for credit losses for the nine months ended September 30, 2023 was $5,328,000 compared to $1,425,000 for the nine months ended September 30, 2022, an increase of $3,903,000.  As a result of the acquisition, the Bank recorded a $4.6 million provision for credit losses for loans acquired that did not have any credit deterioration at the time of purchase. Excluding the impact of the acquisition, the provision would have decreased $688,000 when comparing the nine month period of 2023 to 2022 with the decrease being attributable to lower loan growth in 2023 compared to 2022.

•
Total non-interest income was $8,251,000 for the nine months ended September 30, 2023, which is $824,000 more than the non-interest income of $7,427,000 for the same period last year. The primary driver was revenues associated with the HVB acquisition, which includes additional service charge revenue, earnings on bank owned life insurance and gains on loans sold. In addition to the earnings on bank owned life insurance obtained as part of the acquisition, the Company received $195,000 of death benefits upon the passing of a former employee.

•
Total non-interest expenses for the nine months ended September 30, 2023 totaled $49,037,000 compared to $33,045,000 for the same period last year, which is an increase of $15,992,000, or 48.39%. The primary driver of the increase is the merger and acquisition costs of completing the HVB acquisition that total $9,269,000. Merger and acquisitions costs for the merger with HVB include professional and consulting fees, printing, travel, contract termination payments and severance related expenses. Salary and benefit costs increased $4,769,000 due to an additional 35.3 FTEs due to the acquisition, merit increases for 2023 as well as an increase in health insurance costs of $685,000. The increases in occupancy and furniture and fixtures was due to the acquisition and additional branches as part of it. Due to growth that occurred in 2022 and the acquisition, FDIC insurance expense increased $560,000.

•
The provision for income taxes decreased $2,589,000 when comparing the nine months ended September 30, 2023 to the same period in 2022 as a result of a decrease in income before income tax of $13,503,000 primarily due to the one-time merger costs.

Three Months Ended September 30, 2023 Compared to September 30, 2022

•
For the three months ended September 30, 2023, net income totaled $7,548,000 which compares to net income of $7,544,000 for the comparable period of 2022, an increase of $4,000.  Basic earnings per share of $1.61 for the three months ended September 30, 2023 compares to $1.88 for the 2022 comparable period. Annualized return on equity for the three months ended September 30, 2023 and 2022 was 10.10% and 13.34%, while annualized return on assets was 1.02% and 1.31%, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, basic earnings per share, the annualized return on average equity and average assets would be $1.67, 10.50% and 1.06%, respectively. (1)

•
Net interest income before the provision for credit loss for the three months ended September 30, 2023 totaled $22,404,000 compared to $18,846,000 for the three months ended September 30, 2022, resulting in an increase of $3,558,000, or 18.9%. Average interest earning assets increased $532.1 million for the three months ended September 30, 2023 compared to the same period last year as a result of the HVB acquisition.  Average loans increased $543.4 million while average investment securities decreased $19.1 million. The tax effected net interest margin for the three months ended September 30, 2023 was 3.29% compared to 3.44% for the same period last year, which was impacted by the increase in the average cost on interest bearing liabilities of 187 basis points, to 2.56%.

•
The provision for credit losses for the three months ended September 30, 2023 was $475,000 compared to $725,000 for the three months ended September 30, 2022, a decrease of $250,000. The decrease in the provision is due to lower loan growth in the third quarter of 2023 compared to the same period in 2022.

•
Total non-interest income was $3,797,000 for the three months ended September 30, 2023, which is $1,105,000 more than for the comparable period last year.  The primary driver was the impact of the acquisition, which increased service charge revenue, gains on loans sold and earnings on bank owned life insurance. In addition to the impact of the acquisition on earnings on bank owned life insurance, the Company received $195,000 of death benefits upon the passing of a former employee.

•
Total non-interest expenses for the three months ended September 30, 2023 totaled $16,579,000 compared to $11,614,000 for the same period last year, which is an increase of $4,965,000. Merger and acquisition costs totaled $623,000 for the third quarter of 2023. Salaries and benefits increased $3.2 million due to an increase in headcount of 88 FTEs as a result of the acquisition. The increases in occupancy and furniture and fixtures was due to the acquisition and additional branches as part of it. Due to growth that occurred in 2022 and the acquisition, FDIC insurance expense increased $215,000.

•
The provision for income taxes decreased $56,000 when comparing the three months ended September 30, 2023 to the same period in 2022 as a result of a decrease in income before income tax of $52,000 and earnings on bank owned life insurance being exempt from Federal income tax.  The effective tax rate was 17.5% and 18.0% for the three months ended September 30, 2023 and 2022, respectively.

Balance Sheet and Other Information:
•	At September 30, 2023, total assets were $2.96 billion, compared to $2.33 billion at December 31, 2022 and $2.35 billion at September 30, 2022.

•
Available for sale securities of $417.8 million at September 30, 2023 decreased $21.7 million from December 31, 2022 and $27.4 million from September 30, 2022. As part of the HVB acquisition, $79.2 million of available for sale securities were acquired, of which $76.1 million were sold prior to June 30, 2023.  The yield on the investment portfolio increased from 1.83% to 2.18% on a tax equivalent basis.

•
Net loans as of September 30, 2023 totaled $2.22 billion and increased $518.5 million from December 31, 2022 as a result of the acquisition. Excluding the acquisition, loans would have increased $42.2 million during 2023.

•
The allowance for credit losses - loans totaled $21,455,000 at September 30, 2023 which is an increase of $2,903,000 from December 31, 2022 and is due to the acquisition and the implementation of the CECL accounting standard effective January 1, 2023. The impact of the acquisition was an increase of $6.3 million, of which $4.6 million was in provision with the remaining $1.7 million due to purchase credit deteriorated (“PCD”) loans. The impact of adopting ASC 326 was a decrease of $3.3 million in the allowance for credit losses – loans.  Loan recoveries and charge-offs were $41,000 and $819,000, respectively, for the nine months ended September 30, 2023. Of the $819,000 charge-off, $763,000 was related to a loan acquired as part of the acquisition that was fully reserved at the time of the acquisition. A provision for credit losses – loans of $701,000 was recorded during 2023. The allowance as a percent of total loans was 0.96% as of September 30, 2023 and 1.05% as of December 31, 2022.

•
Deposits increased $490.9 million from December 31, 2022, to $2.33 billion at September 30, 2023, due to the acquisition, which increased deposits by $533.4 million. Excluding the acquisition, deposits decreased $42.4 million. With the rise in market interest rates, competitive pressure for deposits has increased. Additionally, we have numerous state and political organizations as customers who utilized funds during the first half of 2023 for various projects and bond payments. At September 30, 2023, the Bank estimates that balances held by customers in excess of the FDIC insurance limit ($250,000 per insured account) totaled $1.08 billion, or 46.4% of the Bank’s total deposits. Included in this balance are balances held through Intrafi, which provides customers with  FDIC insurance coverage by placing customer funds with insured banks within the Intrafi network, as well as deposits collateralized by securities (almost exclusively municipal deposits). The total of these items was $491.6 million, or 21.1% of the Bank’s total deposits, as of September 30, 2023.

•
Stockholders’ equity totaled $262.7 million at September 30, 2023, compared to $200.1 million at December 31, 2022, an increase of $62.5 million. The increase was attributable to issuing 693,858 shares with a value of $60.1 million as part of the acquisition and net income for the nine months ended September 30, 2023 totaling $10.3 million, offset by net cash dividends for the first nine months of 2023 totaling $6.2 million, net treasury stock activity of $99,000 and an increase of $1.8 million attributable to the CECL adjustment made effective January 1, 2023. As a result of changes in market interest rates impacting the fair value of investment securities and swaps, accumulated other comprehensive loss increased $3.5 million from December 31, 2022.

Dividend Declared

On September 1, 2023, the Board of Directors declared a cash dividend of $0.49 per share, which was paid on September 29, 2023 to shareholders of record at the close of business on September 15, 2023. The quarterly cash dividend is an increase of 3.1% over the regular cash dividend of $0.475 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2023.

Citizens Financial Services, Inc. has nearly 1,925 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1) See reconciliation of GAAP and non-GAAP measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Income and Performance Ratios
Net Income	$ 7,548	$ 7,544	$ 10,271	$ 21,185
Return on average assets (annualized)	1.02%	1.31%	0.53%	1.27%
Return on average equity (annualized)	10.10%	13.34%	5.21%	12.77%
Return on average tangible equity (annualized) (a)	14.37%	15.60%	6.56%	15.00%
Net interest margin (tax equivalent)(a)	3.29%	3.44%	3.25%	3.39%
Earnings per share - basic (b)	$ 1.61	$ 1.88	$ 2.40	$ 5.28
Earnings per share - diluted (b)	$ 1.61	$ 1.88	$ 2.40	$ 5.28
Cash dividends paid per share (b)	$ 0.490	$ 0.475	$ 1.451	$ 1.407
Number of shares used in computation - basic (b)	4,699,952	4,006,794	4,275,259	4,009,855
Number of shares used in computation - diluted (b)	4,699,952	4,007,028	4,275,259	4,009,857

Asset quality
Allowance for credit losses - loans	$ 21,455	$ 18,291
Non-performing assets	$ 13,621	$ 8,088
Allowance for credit losses - loans/total loans	0.96%	1.05%
Non-performing assets to total loans	0.61%	0.47%
Annualized net charge-offs to total loans	0.14%	0.00%	0.05%	0.04%

Equity
Book value per share (b)	$ 63.60	$ 56.67
Tangible Book value per share (a) (b)	$ 44.77	$ 48.51
Market Value (Last reported trade of month)	$ 47.92	$ 70.20
Common shares outstanding	4,706,111	3,971,342

Other
Average Full Time Equivalent Employees	400.1	312.1	345.2	309.9
Loan to Deposit Ratio	96.20%	93.00%
Trust assets under management	$ 164,012	$ 143,297
Brokerage assets under management	$ 305,951	$ 268,878

Balance Sheet Highlights	September 30,	December 31,	September 30,
	2023	2022	2022

Assets	$ 2,959,216	$ 2,333,393	$ 2,349,711
Investment securities	419,665	441,714	447,479
Loans (net of unearned income)	2,246,396	1,724,999	1,737,953
Allowance for credit losses - loans	21,455	18,552	18,291
Deposits	2,335,135	1,844,208	1,868,711
Stockholders' Equity	262,686	200,147	191,430

(a) See reconcilation of GAAP and Non-GAAP measures at the end of the press release
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,	December 31,	September 30,
(in thousands except share data)	2023	2022	2022
ASSETS:
Cash and due from banks:
Noninterest-bearing	$ 25,267	$ 24,814	$ 21,519
Interest-bearing	18,069	1,397	1,629
Total cash and cash equivalents	43,336	26,211	23,148

Interest bearing time deposits with other banks	4,566	6,055	6,055

Equity securities	1,858	2,208	2,257

Available-for-sale securities	417,807	439,506	445,222

Loans held for sale	14,155	725	1,280

Loans (net of allowance for credit losses - loans: $21,455 at September 30, 2023;
$18,552 at December 31, 2022 and $18,291 at September 30, 2023)	2,224,941	1,706,447	1,719,662

Premises and equipment	21,421	17,619	17,367
Accrued interest receivable	10,327	7,332	6,544
Goodwill	84,758	31,376	31,376
Bank owned life insurance	49,586	39,355	39,137
Other intangibles	3,866	1,272	1,371
Fair value of derivative instruments - asset	18,144	16,599	17,674
Deferred tax asset	21,384	12,886	13,486
Other assets	43,067	25,802	25,132

TOTAL ASSETS	$ 2,959,216	$ 2,333,393	$ 2,349,711

LIABILITIES:
Deposits:
Noninterest-bearing	$ 542,144	$ 396,260	$ 381,380
Interest-bearing	1,792,991	1,447,948	1,487,331
Total deposits	2,335,135	1,844,208	1,868,711
Borrowed funds	316,151	257,278	258,922
Accrued interest payable	2,726	1,232	922
Fair value of derivative instruments - liability	10,694	9,726	10,450
Other liabilities	31,824	20,802	19,276
TOTAL LIABILITIES	2,696,530	2,133,246	2,158,281
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2023 or 2022	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at September 30, 2023, December 31, 2022 and
September 30, 2022: issued 5,160,754 at September 30, 2023 and 4,427,687 at December 31, 2022 and
September 30, 2022	5,161	4,428	4,428
Additional paid-in capital	143,302	80,911	80,869
Retained earnings	167,740	164,922	158,953
Accumulated other comprehensive loss	(36,643)	(33,141)	(35,855)
Treasury stock, at cost: 454,643 at September 30, 2023 and 456,478 shares
at December 31, 2022 and 456,345 shares at September 30, 2022	(16,874)	(16,973)	(16,965)
TOTAL STOCKHOLDERS' EQUITY	262,686	200,147	191,430
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 2,959,216	$ 2,333,393	$ 2,349,711

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2023	2022	2023	2022
INTEREST INCOME:
Interest and fees on loans	$ 33,772	$ 19,396	$ 80,438	$ 52,436
Interest-bearing deposits with banks	264	61	462	333
Investment securities:
Taxable	1,734	1,514	4,973	4,050
Nontaxable	540	630	1,729	1,830
Dividends	379	182	1,004	356
TOTAL INTEREST INCOME	36,689	21,783	88,606	59,005
INTEREST EXPENSE:
Deposits	10,100	1,838	19,519	4,469
Borrowed funds	4,185	1,099	10,682	1,699
TOTAL INTEREST EXPENSE	14,285	2,937	30,201	6,168
NET INTEREST INCOME	22,404	18,846	58,405	52,837
Provision for credit losses	475	725	737	1,425
Provision for credit losses - acquisition day 1 non-PCD	-	-	4,591	-
NET INTEREST INCOME AFTER
PROVISION FOR CREDIT LOSSES	21,929	18,121	53,077	51,412
NON-INTEREST INCOME:
Service charges	1,692	1,509	4,196	4,081
Trust	172	187	583	620
Brokerage and insurance	473	446	1,429	1,428
Gains on loans sold	595	95	809	241
Equity security gains (losses), net	69	(19)	(223)	(198)
Available for sale security losses, net	-	(6)	(51)	(6)
Earnings on bank owned life insurance	489	216	941	635
Other	307	264	567	626
TOTAL NON-INTEREST INCOME	3,797	2,692	8,251	7,427
NON-INTEREST EXPENSES:
Salaries and employee benefits	10,140	6,933	25,733	20,964
Occupancy	1,221	779	2,870	2,327
Furniture and equipment	255	122	568	416
Professional fees	506	588	1,274	1,321
FDIC insurance expense	375	160	1,000	440
Pennsylvania shares tax	297	339	893	1,017
Amortization of intangibles	157	40	219	120
Software expenses	551	370	1,274	1,069
ORE expenses (income)	111	122	126	(125)
Merger and acquisition expenses	623	-	9,269	-
Other	2,343	2,161	5,811	5,496
TOTAL NON-INTEREST EXPENSES	16,579	11,614	49,037	33,045
Income before provision for income taxes	9,147	9,199	12,291	25,794
Provision for income tax expense	1,599	1,655	2,020	4,609
NET INCOME	$ 7,548	$ 7,544	$ 10,271	$ 21,185

PER COMMON SHARE DATA:
Net Income - Basic	$ 1.61	$ 1.88	$ 2.40	$ 5.28
Net Income - Diluted	$ 1.61	$ 1.88	$ 2.40	$ 5.28
Cash Dividends Paid	$ 0.490	$ 0.475	$ 1.451	$ 1.407

Number of shares used in computation - basic	4,699,952	4,006,794	4,275,259	4,009,855
Number of shares used in computation - diluted	4,699,952	4,007,028	4,275,259	4,009,857

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME (LOSS) STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)		Three Months Ended,
	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,
	2023	2023	2023	2022	2022
Interest income	$ 36,689	$ 26,810	$ 25,107	$ 24,352	$ 21,783
Interest expense	14,285	8,889	7,027	5,055	2,937
Net interest income	22,404	17,921	18,080	19,297	18,846
Provision for credit losses	475	262	-	258	725
Provision for credit losses - acquisition day 1 non-PCD	-	4,591	-	-	-
Net interest income after provision for credit losses	21,929	13,068	18,080	19,039	18,121
Non-interest income	3,728	2,405	2,392	2,368	2,717
Investment securities gains (losses), net	69	(125)	(218)	(57)	(25)
Non-interest expenses	16,579	20,680	11,778	11,649	11,614
Income (loss) before provision for income taxes	9,147	(5,332)	8,476	9,701	9,199
Provision for income tax expense (benefit)	1,599	(1,188)	1,609	1,826	1,655
Net income (loss)	$ 7,548	$ (4,144)	$ 6,867	$ 7,875	$ 7,544
Earnings (Loss) Per Share Basic	$ 1.61	$ (1.01)	$ 1.71	$ 1.97	$ 1.88
Earnings (Loss) Per Share Diluted	$ 1.61	$ (1.01)	$ 1.71	$ 1.97	$ 1.88

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30,
	2023			2022
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Short-term investments:
Interest-bearing deposits at banks	24,096	225	3.70	14,255	12	0.33
Total short-term investments	24,096	225	3.70	14,255	12	0.33
Interest bearing time deposits at banks	4,579	39	3.38	6,640	49	2.93
Investment securities:
Taxable	386,806	2,113	2.19	391,774	1,696	1.73
Tax-exempt (3)	108,959	683	2.51	123,046	797	2.59
Investment securities	495,765	2,796	2.26	514,820	2,493	1.94
Loans: (2)(3)(4)
Residential mortgage loans	357,388	4,925	5.47	204,352	2,416	4.69
Construction loans	166,204	3,339	7.97	76,934	885	4.56
Commercial Loans	1,196,675	18,983	6.29	900,297	10,732	4.73
Agricultural Loans	342,499	4,285	4.96	346,380	3,887	4.45
Loans to state & political subdivisions	60,820	611	3.99	59,454	502	3.35
Other loans	88,710	1,750	7.83	81,499	1,074	5.23
Loans, net of discount (2)(3)(4)	2,212,296	33,893	6.08	1,668,916	19,496	4.63
Total interest-earning assets	2,736,736	36,953	5.36	2,204,631	22,050	3.96
Cash and due from banks	10,696			6,755
Bank premises and equipment	21,401			17,437
Other assets	190,431			82,012
Total non-interest earning assets	222,528			106,204
Total assets	2,959,264			2,310,835
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	789,513	4,468	2.25	530,234	675	0.51
Savings accounts	326,452	426	0.52	328,056	106	0.13
Money market accounts	403,628	2,682	2.64	347,460	515	0.59
Certificates of deposit	347,783	2,524	2.88	288,926	542	0.74
Total interest-bearing deposits	1,867,376	10,100	2.15	1,494,676	1,838	0.49
Other borrowed funds	347,326	4,185	4.78	189,174	1,099	2.30
Total interest-bearing liabilities	2,214,702	14,285	2.56	1,683,850	2,937	0.69
Demand deposits	408,531			380,110
Other liabilities	37,118			20,618
Total non-interest-bearing liabilities	445,649			400,728
Stockholders' equity	298,913			226,257
Total liabilities & stockholders' equity	2,959,264			2,310,835
Net interest income		22,668			19,113
Net interest spread (5)			2.80%			3.27%
Net interest income as a percentage
of average interest-earning assets			3.29%			3.44%
Ratio of interest-earning assets
to interest-bearing liabilities			124%			131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2023 and 2022. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30,
	2023			2022
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Short-term investments:
Interest-bearing deposits at banks	21,772	333	2.04	65,727	150	0.31
Total short-term investments	21,772	333	2.04	65,727	150	0.31
Interest bearing time deposits at banks	5,540	129	3.11	9,126	183	2.70
Investment securities:
Taxable	385,246	5,977	2.07	368,702	4,406	1.59
Tax-exempt (3)	114,307	2,188	2.55	120,107	2,316	2.57
Investment securities	499,553	8,165	2.18	488,809	6,722	1.83
Loans: (2)(3)(4)
Residential mortgage loans	268,562	10,797	5.38	202,856	7,128	4.70
Construction loans	114,386	5,831	6.82	69,437	2,213	4.26
Commercial Loans	1,039,006	45,079	5.80	829,366	28,808	4.64
Agricultural Loans	344,079	12,759	4.96	347,771	11,342	4.36
Loans to state & political subdivisions	60,183	1,736	3.86	54,836	1,327	3.24
Other loans	82,405	4,579	7.43	47,732	1,868	5.23
Loans, net of discount (2)(3)(4)	1,908,621	80,781	5.66	1,551,998	52,686	4.54
Total interest-earning assets	2,435,486	89,408	4.91	2,115,660	59,741	3.78
Cash and due from banks	8,709			6,652
Bank premises and equipment	19,340			17,199
Other assets	126,075			82,726
Total non-interest earning assets	154,124			106,577
Total assets	2,589,610			2,222,237
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	616,103	8,052	1.75	520,882	1,392	0.36
Savings accounts	320,227	897	0.37	323,667	260	0.11
Money market accounts	352,055	5,802	2.20	347,422	1,037	0.40
Certificates of deposit	303,825	4,768	2.10	305,878	1,780	0.78
Total interest-bearing deposits	1,592,210	19,519	1.64	1,497,849	4,469	0.40
Other borrowed funds	318,180	10,682	4.49	112,582	1,699	2.02
Total interest-bearing liabilities	1,910,390	30,201	2.11	1,610,431	6,168	0.51
Demand deposits	380,638			370,785
Other liabilities	35,566			19,785
Total non-interest-bearing liabilities	416,204			390,570
Stockholders' equity	263,016			221,236
Total liabilities & stockholders' equity	2,589,610			2,222,237
Net interest income		59,207			53,573
Net interest spread (5)			2.80%			3.27%
Net interest income as a percentage
of average interest-earning assets			3.25%			3.39%
Ratio of interest-earning assets
to interest-bearing liabilities			127%			131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2020 and 2019. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR CREDIT LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Real estate:
Residential	$ 356,381	$ 358,025	$ 212,793	$ 210,213	$ 203,673
Commercial	1,081,123	1,080,513	878,972	876,569	857,314
Agricultural	314,164	312,302	312,793	313,614	317,761
Construction	175,320	156,927	75,745	80,691	79,154
Consumer	115,753	42,701	87,101	86,650	124,375
Other commercial loans	120,347	120,288	64,133	63,222	66,241
Other agricultural loans	26,648	30,615	32,052	34,832	29,509
State & political subdivision loans	56,660	61,471	59,886	59,208	59,926
Total loans	2,246,396	2,162,842	1,723,475	1,724,999	1,737,953
Less: allowance for credit losses - loans	21,455	21,652	15,250	18,552	18,291
Net loans	$ 2,224,941	$ 2,141,190	$ 1,708,225	$ 1,706,447	$ 1,719,662

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$ 5,960	$ 4,811	$ 1,336	$ 3,317	$ 2,616

Non-accrual loans	$ 13,139	$ 13,073	$ 10,404	$ 6,938	$ 7,118
Loans past due 90 days or more and accruing	8	139	41	7	93
Non-performing loans	$ 13,147	$ 13,212	$ 10,445	$ 6,945	$ 7,211
OREO	474	426	428	543	877
Total Non-performing assets	$ 13,621	$ 13,638	$ 10,873	$ 7,488	$ 8,088

	Three Months Ended March 31,
Analysis of the Allowance for Credit Losses - Loans	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2023	2023	2023	2022	2022
Balance, beginning of period	$ 21,652	$ 15,250	$ 18,552	$ 18,291	$ 17,570
Impact of Adopting ASC 326	-	-	(3,300)	-	-

Charge-offs	(808)	(4)	(7)	(7)	(14)
Recoveries	10	26	5	10	10
Net (charge-offs) recoveries	(798)	22	(2)	3	(4)
PCD allowance for credit loss at acquisition	-	1,689	-	-	-
Provision for credit losses - loans	601	100	-	258	725
Provision for credit losses - acquisition day 1 non-PCD	-	4,591	-	-	-
Balance, end of period	$ 21,455	$ 21,652	$ 15,250	$ 18,552	$ 18,291

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	September 30,
	2023	2022
Tangible Equity
Stockholders Equity - GAAP	$ 262,686	$ 191,430
Accumulated other comprehensive loss	36,643	35,855
Intangible Assets	(88,624)	(32,747)
Tangible Equity - Non-GAAP	210,705	194,538
Shares outstanding adjusted for June 2023 stock Dividend	4,706,768	4,010,551
Tangible Book value per share - Non-GAAP	$ 44.77	$ 48.51

	As of
	September 30,
	2023	2022
Tangible Equity per share
Stockholders Equity per share - GAAP	$ 55.82	$ 47.73
Adjustments for accumulated other comprehensive loss	7.78	8.94
Book value per share	63.60	56.67
Adjustment for intangible assets	(18.83)	(8.16)
Tangible Book value per share - Non-GAAP	$ 44.77	$ 48.51

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$ 266,899	$ 199,981	$ 232,326	$ 204,075
Average Accumulated Other Comprehensive Loss	32,014	26,276	30,690	17,161
Average Intangible Assets	(88,743)	(32,781)	(54,386)	(32,870)
Average Tangible Equity - Non-GAAP	210,170	193,476	208,630	188,366
Net Income	$ 7,548	$ 7,544	$ 10,271	$ 21,185
Annualized Return on Average Tangible Equity	14.37%	15.60%	6.56%	15.00%

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Return on Average Assets and Equity Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD
Net Income	$ 7,548	$ 7,544	$ 10,271	$ 21,185
Boli death benefits	(195)	-	(195)	-
After tax provision for credit losses - acquisition day 1 non-PCD	-	-	3,627	-
After Tax merger and acquisition costs	496	-	7,513	-
Net Income excluding merger and acquisition costs	$ 7,849	$ 7,544	$ 21,216	$ 21,185
Average Assets	2,959,264	2,310,835	2,589,610	2,222,237
Annualized Return on Average stockholders equity, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD	1.06%	1.31%	1.09%	1.27%

Average Stockholders Equity - GAAP	$ 298,913	$ 226,257	$ 263,016	$ 221,236
Annualized Return on Average stockholders equity, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD	10.50%	13.34%	10.76%	12.77%

Average Tangible Equity - Non-GAAP	210,170	193,476	208,630	188,366
Annualized Return on Average Tangible Equity Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD	14.94%	15.60%	13.56%	15.00%

Earnings per share, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD
Net Income	$ 7,548	$ 7,544	$ 10,271	$ 21,185
Boli death benefits	(195)		(195)
After tax provision for credit losses - acquisition day 1 non-PCD	-	-	3,627	-
After Tax merger and acquisition costs	496	-	7,513	-
Net income excluding one time items	$ 7,849	$ 7,544	$ 21,216	$ 21,185
Number of shares used in computation - basic	4,699,952	4,007,028	4,275,259	4,009,857
Earnings per share, excluding merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD	$ 1.67	$ 1.88	$ 4.95	$ 5.28

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Reconciliation of net interest income on fully taxable equivalent basis	2023	2022	2023	2022
Total interest income	$ 36,689	$ 21,783	$ 37,222	$ 36,370
Total interest expense	14,285	2,937	3,231	3,717
Net interest income	22,404	18,846	33,991	32,653
Tax equivalent adjustment	264	267	469	485
Net interest income (fully taxable equivalent)	$ 22,668	$ 19,113	$ 34,460	$ 33,138